MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        BANC ONE INVESTMENT ADVISORS CORPORATION
        Bank One Center
        241 North Central Avenue
        Phoenix, Arizona 85004

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Arthur K. Carlson
        Thomas W. Courtney
        William L. Ensign
        Diana P. Herrmann
        John C. Lucking
        Anne J. Mills

OFFICERS
        Diana P. Herrmann, President
        Susan A. Cook, Senior Vice President
        Kimball L. Young, Senior Vice President
        Alan R. Stockman, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

INDEPENDENT AUDITORS
        KPMG LLP
        757 Third Avenue
        New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



                                     ANNUAL
                                     REPORT

                                 JUNE 30, 2000

                          A TAX-FREE INCOME INVESTMENT

[Logo of Tax-Free Trust of Arizona: eagle sitting on top of flag above the words "TAX-FREE TRUST OF ARIZONA"]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Trust of Arizona: eagle sitting on top of flag above the words "TAX-FREE TRUST OF ARIZONA"]

                   SERVING ARIZONA INVESTORS FOR OVER A DECADE

                            TAX-FREE TRUST OF ARIZONA

                                  ANNUAL REPORT

                                  "CONSISTENCY"

                                                                 August 18, 2000

Dear Fellow Shareholder:

     If there is one word that captures the essence of Tax-Free Trust of Arizona, that word is "CONSISTENCY."

     The Trust has constantly attempted to provide:

     *    CONSISTENCY of share value,

     *    CONSISTENCY in the TAX-FREE return produced by the Trust

     *    CONSISTENCY of quality of investments and

     *    CONSISTENCY in the type of investments for the  Trust.

CONSISTENCY OF SHARE VALUE

     As you are aware, management of the Trust cannot control interest rates or their effect upon the market. Interest rates are primarily controlled by the Federal Reserve Board. The Fed increases or decreases rates as they feel is necessary in order to maintain the stability and growth potential of the economy of the United States.

     When the Federal Reserve feels that growth in the economy is increasing at too rapid a pace, they tend to increase interest rates and reduce the supply of money in order to slow down the rate of growth. (This is what has happened during the past year or so.) On the other hand, when the Federal Reserve feels that the economy needs stimulation, there is a tendency to decrease interest rates and increase the supply of money in order to provide an additional impetus to the overall economy.

     Interest rate changes have the effect in the marketplace of creating changes in the share value of fixed-income securities such as the Trust. As we have previously indicated, when interest rates go up, the share value goes down. And, when interest rates go down, the share value goes up. What we have done is to use various investment management techniques to dampen the swings that can occur in the share value of the Trust.

     Despite the variations in share price that have taken place since the inception of the Trust, management of the Trust has strived to provide, to the maximum extent possible, CONSISTENCY in the value of the Trust's shares. This you will note from the chart below.

[Graphic of a bar chart with the following information:]

            SHARE NET ASSET VALUE

            12/31/86       $10.07
            12/31/87         9.41
            12/31/88         9.60
            12/31/89         9.88
            12/31/90         9.79
            12/31/91        10.24
            12/31/92        10.49
            12/31/93        10.95
            12/31/94         9.81
            12/31/95        10.72
            12/31/96        10.54
            12/31/97        10.86
            12/31/98        10.85
            12/31/99        10.09
            6/30/2000       10.17


     Since the majority of investors using the Trust are pre-retirees or retirees, this action by the Trust of maintaining a stable share value is what we feel is in the best interest of all shareholders. We want you to know that when you need money from your investment in the Trust, it is THERE - at approximately the same value that it has been all along.

CONSISTENCY IN THE TAX-FREE RETURN PRODUCED BY THE TRUST

     When you look at the Trust in terms of income produced on a year-by-year basis, you will observe that we have tried to provide the maximum level of yearly TAX-FREE return as can be produced by a quality-oriented portfolio of municipal securities.

     As you are aware, this level of return will vary from year to year as interest rate changes by the Federal Reserve affect the overall marketplace. Nevertheless, there is a CONSISTENCY to the level of return that the Trust would like to provide for you and other shareholders.

     Although the income level received by shareholders will vary from year to year, it does have a CONSISTENCY to it. And, this is why shareholders buy and own the Trust - for that CONSISTENCY of TAX-FREE income.

     During recent years, the level of SPENDABLE TAX-FREE return provided to shareholders has ranged between 4.46% to 5.04% based upon an average share value of the Trust.

     Shareholders of Tax-Free Trust of Arizona should not buy or sell the Trust based upon capital appreciation, such as they would with an equity or stock fund.

     An analogy for a shareholder of Tax-Free Trust of Arizona would be a person buying a dairy cow for the steady stream of milk it supplies, not for what it might be worth when he/she sells it.

     What the Trust is providing is a relatively steady stream of TAX-FREE income and a relatively stable share value.

     Shareholders buy and hold their position in Tax-Free Trust of Arizona for the longer term, not for a quick in and out. Therefore, shareholders do NOT and should NOT look upon the Trust for its total return - but, rather for the income stream it provides in the form of TAX-FREE dividends.

     Also, when you look at the recent level of TAX-FREE income provided by the Trust and measure that against the taxable income required to provide the same amount of money in your pocket, here's what things look like.


[Graphic of a bar chart with the following information:]

            TAX-FREE TRUST OF ARIZONA'S DOUBLE TAX-FREE DISTRIBUTION
               RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN
               INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

 TAX BRACKET  DOUBLE TAX-FREE DISTRIBUTION RATE        TAXABLE EQUIVALENT RATE
     28%                    4.83%                               7.04%
     31%                    4.83%                               7.45%
     36%                    4.83%                               8.08%
     40%                    4.83%                               8.59%




CONSISTENCY OF QUALITY OF INVESTMENTS


     Since  inception  of  the  Trust,   management  has   CONSISTENTLY   sought
high-quality investments for its shareholders.

     We don't like surprises. Nor, do shareholders like surprises. We believe the best way to avoid surprises is to stick with quality.

     The pie chart below gives you a breakdown of the quality of the individual securities of the Trust as at the Annual Report date of June 30, 2000.

[Graphic of a pie chart with the following information:]


            PORTFOLIO DISTRIBUTION BY QUALITY

            AAA                         56.4%
            AA                          26.6%
            A                           11.7%
            Below A and not rated        5.3%


     As you will recall, the Trust's prospectus restricts its investments to only the top four quality securities - AAA, AA, A, Baa - although there are nine different grades of quality associated with municipal bond investing ranging from the highest to the lowest. We have always tried to make sure that shareholders know that, to the maximum extent possible, their invested money will be there when they need it. The best way we know to accomplish this objective is by sticking with quality.

     This is why we CONSISTENTLY seek to maintain most of the Trust's money in the upper quality securities - AAA AND AA. As you will appreciate, the exact level of quality will vary from time to time based upon availability of securities in the marketplace to achieve the Trust's objective.

CONSISTENCY IN THE TYPE OF INVESTMENTS FOR THE TRUST

     Management of Tax-Free Trust of Arizona has CONSISTENTLY embraced the idea that your investment should not only help shareholders financially, but also help your state and its communities. Thus, investments in the Trust are as diversified as possible. Diversification geographically and by type of project is another way of ensuring that your money is doing the best job possible for not only you, but also for your community and state.


[Graphic of a pie chart with the following information:]

            PORTFOLIO DISTRIBUTION BY MARKET SECTOR

            City and County                  7.7%
            School Districts                19.2%
            Other                            1.6%
            Basic Services                  15.5%
            Healthcare                       7.8%
            Mortgages                        8.4%
            Pollution Control                7.0%
            Universities                    10.9%
            Utilities                       12.6%
            Leases                           6.9%
            Airports                        2.4%


SUMMARY

     As we have tried to illustrate in this report to you, the essence of Tax-Free Trust of Arizona is CONSISTENCY. This is what we feel that shareholders are primarily interested in. And, this is exactly what we are trying to provide to you and other shareholders.

CONSISTENCY OF APPRECIATION

     As always, we again wish to express our appreciation for the confidence you have shown by your investment in Tax-Free Trust of Arizona. We can assure you that we will CONSISTENTLY do our best to merit your continued level of trust.

            Sincerely,



/s/  Diana P. Herrmann
----------------------
Diana P. Herrmann
President



/s/  Lacy B. Herrmann
---------------------
Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

            The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Trust of Arizona for the 10-year period ended June 30, 2000 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

      LEHMAN BROTHERS QUALITY INTERMEDIATE                       TRUST'S CLASS A SHARES
             MUNICIPAL BOND INDEX                TRUST WITH SALES CHARGE    TRUST WITHOUT SALES CHARGE        COST OF LIVING INDEX
6/90               $10,000                              $ 9,600                      $10,000                         $10,000
6/91                10,882                               10,378                       10,814                          10,470
6/92                12,002                               11,571                       12,056                          10,793
6/93                13,156                               12,901                       13,443                          11,116
6/94                13,328                               12,945                       13,488                          11,393
6/95                14,393                               14,036                       14,625                          11,740
6/96                15,193                               14,553                       15,163                          12,063
6/97                16,232                               15,757                       16,418                          12,340
6/98                17,529                               16,967                       17,679                          12,548
6/99                18,060                               17,296                       18,022                          12,794
6/00                18,789                               17,723                       18,466                          13,264


                                     AVERAGE ANNUAL TOTAL RETURN
                                   FOR PERIODS ENDED JUNE 30, 2000
                                                               SINCE
                              1 YEAR     5 YEARS  10 YEARS   INCEPTION

Class A (3/13/86)
    With Sales Charge         (1.92)%     4.13%     5.89%      6.46%
    Without Sales Charge       2.19       4.98      6.33       6.76

Class C (4/1/96)
    With CDSC                  0.31        n/a       n/a       3.97
    Without CDSC               1.33        n/a       n/a       3.97

Class Y (4/1/96)
    No Sales Charge            2.45        n/a       n/a       5.48

Lehman Index                   4.00       5.47      6.51       6.46* (Class A)
                               4.00        n/a       n/a       5.23  (Class C&Y)

* From commencement of the index on 1/1/87.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes and/or the federal alternative minimum tax. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION

     THIS PAST FISCAL YEAR

     During the past fiscal year ended June 30, 2000, the fixed income market continued to be influenced by our ever expanding economy. For the twelve months, the U.S. economy grew at an unprecedented 5.50% pace and continued its longest post war expansionary period. With unemployment hitting thirty-year lows, inflation worries led the Federal Reserve to a string of interest rate increases. During the year the Fed Funds rate was increased six times from 4.75% to 6.50%. The result was higher interest rates and lower values for most fixed income securities. The yield on the five-year Treasury note increased from 5.70% to 6.20%. Likewise, ten-year Treasury notes increased from 5.85% to 6.05%. The noteable exception was the yield on the "bell-weather" thirty-year Treasury bond which dropped from 6.10% to 5.90%. The thirty-year benefited from the government surplus and the buyback program of long-term debt. Municipal bonds did not escape the trend of higher interest rates. Ten year insured municipal yields increased from 5.0% to 5.15% and thirty-year municipal yields increased from 5.50% to 5.85%.

     As such, the net asset value of the A shares of the Trust declined from $10.51 to $10.17 or 3.2%. Income per share was $0.513 and capital gains paid in December, 1999, equaled $0.042 per share for a positive total return during the twelve months of 2.19%. The range of the A shares net asset value was a high of $10.57 on July 16, 1999, and a low of $9.96 on May 18, 2000.

     Throughout the year we maintained our emphasis on quality issues. 83% of the Trust is in AAA insured or AA rated bonds. Likewise, sector distributions did not change dramatically with 30% of the portfolio invested in general obligation bonds and 70% in revenue specific bonds. Moreover, the Trust limited its participation in the volatile health care sector by emphasizing hospital credits with the added credit protection of insurance. Furthermore, the portfolio maintained an intermediate term duration structure throughout the year of 6.0 to 6.5 years. Duration represents an estimate of the percentage change in the price of a security for a 1% change in yields. Short duration securities are less sensitive to changes in yields than long duration issues. Thus, the intermediate term duration structure helped limit our volatility to higher interest rates during the year.

     The Trust did not escape the national trend of sizeable withdrawals from bond funds during the past year as investors continued to favor stocks and stock funds. Also, a relatively flat municipal yield curve improved the attractiveness of individual bonds. As such, trading activity during the year concentrated first on maintaining cash reserves to meet liquidity needs and second on improving the portfolios income return and call protection.

THE YEAR AHEAD

     We anticipate the year ahead to bring new challenges. First, we believe investor's fascination with stocks will begin to cool and that the income flows of bonds funds will once again become attractive. This increased demand for fixed income securities will be met by a declining supply of government debt and a declining issuance of municipal debt. Year over year issuance of municipal debt was down 22% as of June 30, 2000. Arizona issuance declined 11%. In addition, we in Arizona will vote this November on initiatives ranging from school funding to controlling growth to the need of a state income tax. All of these issues will influence the issuance of debt within the state.

     On the overall market, we expect the six Fed Fund increases to start slowing the national economy which should lead to slightly lower interest rates. However, we are still suspect of inflationary pressures from labor shortages, gasoline prices and price increases to maintain corporate earnings growth. Thus, we believe the year ahead will see interest rates stay within recent ranges. Our task then becomes to take advantage of higher yields when presented to improve income without jeopardizing the Trust's ability to increase the net asset value should interest rates decline. With the decline in Arizona issuance, accomplishing our task will be an exciting achievement.

[Logo of KPMG LLP:four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Trust of Arizona:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Arizona, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Arizona as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              /s/  KPMG LLP
                                                              --------------

New York, New York
August 4, 2000

                           TAX-FREE TRUST OF ARIZONA
                            STATEMENT OF INVESTMENTS
                                 JUNE 30, 2000

                                                                                      RATING
   FACE                                                                              MOODY'S/
  AMOUNT       ARIZONA GENERAL OBLIGATION BONDS (28.4%)                                S&P                          VALUE
               Apache Co. Unified School District No. 1 (St. John's),
$   500,000              4.800%, 7-1-04                                              Baa3/NR                    $     491,875
               Bullhead City Parkway Improvement District,
  1,055,000              6.100%, 1-1-11                                              Baa2/NR                        1,080,056
  1,000,000              6.100%, 1-1-12                                              Baa2/NR                        1,018,750
               Chandler, Arizona,
     95,000              7.000%, 7-1-12, (pre-refunded)                              Aaa/AAA                           98,333
    355,000              7.000%, 7-1-12, FGIC Insured                                Aaa/AAA                          365,785
  1,500,000              5.125%, 7-1-14, MBIA Insured                                Aaa/AAA                        1,466,250
               Cochise Co. Unified School District No. 68
                    (Sierra Vista),
  1,000,000              6.000%, 7-1-06, FGIC Insured                                Aaa/AAA                        1,030,000
  1,000,000              6.100%, 7-1-08, FGIC Insured                                Aaa/AAA                        1,031,250
    925,000              5.750%, 7-1-09, FGIC Insured                                Aaa/AAA                          952,750
               Coconino Co. Unified School District No. 1 (Flagstaff),
  1,615,000              5.125%, 7-1-08, FSA Insured                                 Aaa/AAA                        1,635,188
  2,000,000              5.500%, 7-1-09, AMBAC Insured                               Aaa/AAA                        2,052,500
               Coconino & Yavapai Unified School District (Sedona),
  1,000,000              5.900%, 7/1/07                                              NR/A-                          1,037,500
  1,000,000              5.700%, 7-1-07, FGIC Insured                                Aaa/AAA                        1,023,750
               Flagstaff, Arizona,
    500,000              6.300%, 7-1-06, FGIC Insured                                Aaa/AAA                          508,900
               Gila Co. Unified School District No. 10 (Payson),
    500,000              5.750%, 7-1-09, AMBAC Insured                               Aaa/AAA                          518,125
               Graham Co. Unified School District No. 1 (Safford),
    300,000              5.000%, 7-1-10, FGIC Insured                                Aaa/NR                           299,625
    675,000              4.700%, 7-1-11, MBIA Insured                                Aaa/NR                           642,094
               Graham Co. Unified School District No. 4 (Thatcher),
    400,000              5.000%, 7-1-10, FSA Insured                                 Aaa/NR                           399,500
               LaPaz Co. Unified School District No. 27 (Parker),
    800,000              6.000%, 7-1-05                                              Baa2/NR                          823,000
               Maricopa Co. Elementary School District No. 1
                    (Phoenix),
    250,000              5.800%, 7-1-10, FSA Insured                                 Aaa/AAA                          260,000
               Maricopa Co. Elementary School District No. 3
                    (Tempe),
  1,000,000              5.400%, 7-1-12, FGIC Insured                                Aaa/AAA                        1,011,250
    540,000              6.000%, 7-1-13, AMBAC Insured (pre-refunded)                Aaa/AAA                          573,750
  1,140,000              6.000%, 7-1-13, AMBAC Insured                               Aaa/AAA                        1,181,325


  1,025,000              5.500%, 7-1-14, FGIC Insured                                Aaa/AAA                        1,036,531
               Maricopa Co. Unified School District No. 4 (Mesa),
$   775,000              5.500%, 7-1-06, FGIC Insured                                Aaa/AAA                    $     792,437
  2,150,000              5.400%, 7-1-09, FSA Insured                                 Aaa/AAA                        2,209,125
               Maricopa Co. School District No. 8 (Osborn),
  1,945,000              6.100%, 7-1-05                                              A1/A                           2,049,544
               Maricopa Co. Unified School District No. 9
                    (Wickenburg),
  1,030,000              5.600%, 7-1-15, AMBAC Insured                               Aaa/AAA                        1,039,012
               Maricopa Co. Unified School District No. 11 (Peoria),
    500,000              9.250%, 7-1-01, FGIC Insured                                Aaa/AAA                          523,395
  2,000,000              6.100%, 7-1-10, AMBAC Insured                               Aaa/AAA                        2,092,500
  2,845,000              5.250%, 7-1-13, FGIC Insured                                Aaa/AAA                        2,837,887
    500,000              5.500%, 7-1-15, FGIC Insured                                Aaa/AAA                          502,500
               Maricopa Co. Elementary School District No. 28
                    (Kyrene),
  1,875,000              6.000%, 7-1-14, FGIC Insured                                Aaa/AAA                        1,917,187
               Maricopa Elementary School District No. 38
                    (Madison),
  1,150,000              5.400%, 7-1-11, FGIC Insured                                Aaa/AAA                        1,171,562
  2,000,000              5.800%, 7-1-15, MBIA Insured                                Aaa/AAA                        2,045,000
               Maricopa Co. Unified School District No. 41 (Gilbert),
  2,500,000              6.250%, 7-1-15, FSA Insured                                 Aaa/AAA                        2,631,250
               Maricopa Co. Unified School District No. 48
                    (Scottsdale),
    750,000              6.750%, 7-1-09, (pre-refunded)                              Aa2/AA                           774,150
  1,000,000              5.000%, 7-1-14                                              Aa2/AA                           960,000
  2,000,000              5.125%, 7-1-14                                              Aa2/AA                         1,945,000
               Maricopa Co. Elementary School District No. 68
                    (Alhambra),
  1,335,000              6.800%, 7-1-10, AMBAC Insured                               Aaa/AAA                        1,429,665
               Maricopa Co. Unified School District No. 69
                    (Paradise Valley),
  3,150,000              7.000%, 7-1-07                                              A1/A+                          3,429,563
  2,400,000              5.800%, 7-1-09, AMBAC Insured                               Aaa/AAA                        2,541,000
  1,000,000              5.300%, 7-1-11, MBIA Insured                                Aaa/AAA                        1,018,750
               Maricopa Co. Unified School District No. 80
                    (Chandler),
    465,000              5.800%, 7-1-09, FGIC Insured (pre-refunded)                 Aaa/AAA                          489,994
               Maricopa Co. Unified School District No. 98
                    (Fountain Hills)




$ 1,000,000              5.750%, 7-1-12, AMBAC Insured                               Aaa/AAA                    $   1,033,750
               Maricopa Co. High School District No. 205
                    (Glendale Union),
  1,000,000              5.500%, 7-1-11, FGIC Insured                                Aaa/AAA                        1,025,000
  5,000,000              5.700%, 7-1-14, FGIC Insured (pre-refunded)                 Aaa/AAA                        5,250,000
               Maricopa Co. High School District No. 210
                    (Phoenix Union),
  1,000,000              5.375%, 7-1-13, (pre-refunded)                              Aa3/AA                         1,036,250
  2,000,000              5.700%, 7-1-15, (pre-refunded)                              Aa3/AA                         2,100,000
  2,000,000              5.500%, 7-1-17, (pre-refunded)                              Aa3/AA                         2,085,000
    500,000              4.750%, 7-1-17,                                             Aa3/AA                           445,625
               Maricopa Co. High School District No. 213 (Tempe),
    580,000              6.000%, 7-1-12, FGIC Insured, (pre-refunded)                Aaa/AAA                          611,900
    295,000              6.000%, 7-1-12, FGIC Insured                                Aaa/AAA                          306,431
               Mohave Co. Unified School District No. 1
                    (Lake Havasu),
  1,000,000              4.900%, 7-1-13, FGIC Insured                                Aaa/AAA                          952,500
               Navajo Co. Unified School District No. 10
                    (Show Low),
  1,000,000              5.250%, 7-1-16, FGIC Insured                                Aaa/NR                           971,250
               Navajo Co. Unified School District No. 32
                    (Blue Ridge),
    985,000              5.900%, 7-1-08,FSA Insured                                  Aaa/AAA                        1,033,019
    640,000              5.800%, 7-1-14, FGIC Insured                                Aaa/AAA                          656,800
               Peoria, Arizona,
    850,000              5.500%, 4-1-16, FGIC Insured                                Aaa/NR                           847,875
               Phoenix, Arizona,
  1,040,000              7.500%, 7-1-03                                              Aaa/AAA                        1,120,600
  1,000,000              6.250%, 7/1-16                                              Aa1/AA+                        1,087,500
  1,240,000              6.250%, 7-1-17                                              Aa1/AA+                        1,345,400
  3,000,000              5.000%, 7-1-19                                              Aa1/AA+                        2,741,250
               Pima Co. Unified School District No. 8 (Flowing Wells),
  1,090,000              5.900%, 7-1-13, (pre-refunded)                              A3/NR                          1,156,763
               Pima Co. Unified School District No. 12 (Sunnyside),
  1,250,000              5.500%, 7-1-10, MBIA Insured                                Aaa/AAA                        1,281,250
               Pinal Co. Unified School District No. 43
                    (Apache Junction),



$ 1,500,000              5.850%, 7-1-15, FGIC Insured                                Aaa/AAA                    $   1,539,375
               Pinewood Sanitary District,
    605,000              6.500%, 7-1-09                                              NR/NR*                           626,175
               Prescott, Arizona
  1,120,000              4.500%, 7-1-12, FGIC Insured                                Aaa/AAA                        1,029,000
               Prescott Valley Sewer Collection Improvement District,
    500,000              7.900%, 1-1-12                                              NR/BBB-                          541,250
               Santa Cruz Co. Unified School District No. 1 (Nogales),
    400,000              7.700%, 7-1-03, (pre-refunded)                              Aaa/AAA                          416,708
  1,000,000              5.800%, 7-1-13, FSA Insured                                 Aaa/AAA                        1,010,000
               Scottsdale, Arizona,
    850,000              6.000%, 7-1-14, (pre-refunded)                              Aa1/AA+                          879,750
  2,350,000              6.000%, 7-1-13                                              Aa1/AA+                        2,467,500
  1,050,000              5.750%, 7-1-18                                              Aa1/AA+                        1,063,125
  2,825,000              5.500%, 7-1-22+                                             Aa1/AA+                        2,740,250
               Tempe, Arizona,
  1,015,000              5.400%, 7-1-11                                              Aa1/AA+                        1,040,375
  2,270,000              4.500%, 7-1-14                                              Aa1/AA+                        2,014,625
               Tucson, Arizona,
    500,000              5.750%, 7-1-09, FGIC Insured                                Aaa/AAA                          520,625
  2,195,000              6.100%, 7-1-12, FGIC Insured                                Aaa/AAA                        2,269,081
  2,150,000              5.750%, 7-1-20, (pre-refunded)                              Aa3/AA                         2,257,500
               Yavapai Co. Unified School District No. 28
                    (Camp Verde),
    500,000              6.000%, 7-1-08, FGIC Insured                                Aaa/AAA                          526,875
               Yuma, Arizona,
  2,000,000              6.125%, 7-1-12, AMBAC Insured (pre-refunded)                Aaa/AAA                        2,097,500
                    Total Arizona General Obligation Bonds                                                        103,065,485

               ARIZONA REVENUE BONDS (68.1%)
               AIRPORT REVENUE BONDS (2.5%)
               Phoenix Municipal Airport Authority,
  1,795,000              6.300%, 7-1-10, AMT, MBIA Insured                           Aaa/AAA                        1,900,456
    565,000              6.400%, 7-1-12, AMT, MBIA Insured                           Aaa/AAA                          596,075
               Phoenix Civic Improvement Corp. Airport
                    Revenue Bonds,



$ 1,890,000              6.300%, 7-1-14                                              Aa2/AA+                    $   1,984,500
  1,000,000              5.000%, 7-1-25, FSA Insured                                 Aaa/AAA                          887,500
               Tucson Municipal Airport Authority,
  3,500,000              5.700%, 6-1-13, MBIA Insured                                Aaa/AAA                        3,561,250
                    Total Airport Revenue Bonds                                                                     8,929,781

               BASIC SERVICE REVENUE BONDS (11.4%)
               Arizona Transportation Highway Revenue Bonds,
  1,000,000              6.250%, 7-1-16                                              Aa1/AAA                        1,060,000
               Arizona Transportation Board Revenue Bonds,
  1,100,000              6.500%, 7-1-04, AMBAC Insured                               Aaa/AAA                        1,168,750
               Buckeye Excise Tax Revenue Bonds,
    500,000              5.900%, 8-1-20, AMBAC Insured                               Aaa/AAA                          507,500
               Casa Grande Excise Tax Revenue Bonds,
    365,000              6.000%, 4-1-10, FGIC Insured                                Aaa/AAA                          376,862
    440,000              5.200%, 4-1-17, MBIA Insured                                Aaa/NR                           421,850
               Chandler Street & Highway User Revenue Bonds,
  1,000,000              5.400%, 7-1-13, MBIA Insured                                Aaa/AAA                        1,007,500
  1,000,000              5.500%, 7-1-16                                              A1/A+                            998,750
               Chandler Water & Sewer Revenue Bonds,
  2,015,000              6.250%, 7-1-13, FGIC Insured                                Aaa/AAA                        2,085,525
               Gilbert Water & Sewer Revenue Bonds,
  2,500,000              6.500%, 7-1-12, FGIC Insured                                Aaa/AAA                        2,646,875
               Greater Arizona Development Authority
                    Revenue Bonds,
  1,165,000              5.600%, 8-1-16, MBIA Insured                                Aaa/AAA                        1,172,281
               Lake Havasu City Excise Tax Revenue Bonds,
    350,000              4.100%, 6-1-07, AMBAC Insured                               Aaa/AAA                          326,812
               Mesa Utility System Revenue Bonds,
  3,000,000              5.375%, 7-1-14, FGIC Insured                                Aaa/AAA                        3,003,750
               Peoria Water & Sewer Revenue Bonds,
    475,000              5.000%, 7-1-14, FGIC Insured+                               Aaa/AAA                          456,594
               Phoenix Civic Improvement Corp. Excise Tax
                    Revenue Bonds (Courthouse Project),




$ 1,500,000              5.250%, 7-1-24                                              Aa2/AA+                    $   1,387,500
               Phoenix Civic Improvement Corp. Water System
                    Revenue Bonds,
  1,090,000              6.000%, 7-1-03                                              Aa3/AA-                        1,129,512
  1,500,000              5.400%, 7-1-14                                              Aa3/AA-                        1,503,750
  1,250,000              5.000%, 7-1-18                                              Aa3/A                          1,157,813
               Phoenix Street & Highway User Revenue Bonds,
  2,190,000              6.250%, 7-1-06                                              A1/AA                          2,288,550
  5,000,000              6.250%, 7-1-11                                              A2/A+                          5,193,750
  3,265,000              6.250%, 7-1-11, MBIA Insured                                Aaa/AAA                        3,403,763
               Pima County Sewer Revenue Bonds,
  2,000,000              6.750%, 7-1-15, FGIC Insured                                Aaa/AAA                        2,054,820
               Prescott Valley Water District Revenue Bonds,
  1,000,000              4.875%, 1-1-19, MBIA Insured                                Aaa/AAA                          890,000
               Scottsdale Preserve Authority Excise Tax
                    Revenue Bonds,
  1,990,000              5.625%, 7-1-18, FGIC Insured                                Aaa/AAA                        1,990,000
               Sedona Sewer Revenue Bonds,
  1,055,000              7.000%, 7-1-12                                              NR/BBB+                        1,116,981
               Tucson Water System Revenue Bonds,
  3,990,000              5.750%, 7-1-18                                              A1/A+                          4,004,963
                    Total Basic Service Revenue Bonds                                                              41,354,451

               HOSPITAL REVENUE BONDS (6.2%)
               Arizona Health Facilities (Northern Arizona
                    Healthcare System),
  1,000,000              5.250%, 10-1-16, AMBAC Insured                              Aaa/AAA                          961,250
               Arizona Health Facilities (Phoenix Children's),
    650,000              5.200%, 11-15-07,                                           A2/NR                            628,875
               Arizona Health Facilities (Samaritan Health),
  2,500,000              5.625%, 12-1-15, MBIA Insured                               Aaa/AAA                        2,553,125
               Chandler Industrial Development Authority
                    (Ahwatukee Medical Facility),
    900,000              7.000%, 7-1-22 (pre-refunded)                               NR/NR*                         1,020,375
               Maricopa Co. Industrial Development Authority
                    (Mercy Health Care System-St. Joseph's Hospital)
    880,000              7.750%, 11-1-10                                             NR/AAA                           996,600
               Mesa Industrial Development Authority
                    (Lutheran Health),




$ 2,000,000              5.000%, 1-1-19, MBIA Insured                                NR/AAA                     $   1,802,500
               Mesa Industrial Development Authority
                    (Discovery Health),
  1,000,000              5.750%, 1-1-29, MBIA Insured                                Aaa/AAA                          988,750
               Mohave Co. Industrial Development Authority
                    (Baptist Hospital),
  1,150,000              5.700%, 9-1-15, MBIA Insured                                Aaa/AAA                        1,220,438
               Phoenix Industrial Development Authority (John C.
                    Lincoln Hospital),
  1,270,000              5.500%, 12-1-13, FSA Insured                                Aaa/AAA                        1,281,112
               Pima Co. Industrial Development Authority
                    (Tucson Medical Center),
  1,000,000              6.375%, 4-1-12, MBIA Insured                                Aaa/AAA                        1,041,250
  1,000,000              5.000%, 4-1-15, MBIA Insured                                Aaa/AAA                          946,250
               Pima Co. Industrial Development Authority
                    (Healthpartners),
  1,000,000              5.625%, 4-1-14, MBIA Insured                                Aaa/AAA                        1,012,500
               Scottsdale Industrial Development Authority
                    (Scottsdale Memorial Hospital),
  2,000,000              6.500%, 9-1-03, AMBAC Insured                               Aaa/AAA                        2,100,000
    530,000              6.500%, 9-1-06, AMBAC Insured                               Aaa/AAA                          573,725
  2,000,000              5.500%, 9-1-12, AMBAC Insured                               Aaa/AAA                        2,045,000
  1,770,000              6.125%, 9-1-17, AMBAC Insured                               Aaa/AAA                        1,831,950
               Yavapai Co. Industrial Development Authority
                    (Yavapai Regional Medical Center),
  1,130,000              5.125%, 12-1-13, FSA Insured                                Aaa/AAA                        1,103,163
               Yuma Co. Industrial Development Authority (Yuma
                    Regional Medical Center),
    500,000              5.850%, 8-1-08, MBIA Insured                                Aaa/AAA                          523,750
                    Total Hospital Revenue Bonds                                                                   22,630,613

               LEASE REVENUE BONDS (7.9%)
               Arizona Certificates of Participation Lease
                    Revenue Bonds,
    840,000              6.625%, 9-1-08, FSA Insured                                 Aaa/AAA                          874,650
  2,000,000              6.500%, 3-1-08, FSA Insured                                 Aaa/AAA                        2,097,500
               Arizona Municipal Finance Program No. 20,




$ 1,300,000              7.700%, 8-1-10, MBIA Insured                                Aaa/AAA                    $   1,538,875
               Arizona Municipal Finance Program No. 34,
  1,000,000              7.250%, 8-1-09, MBIA Insured                                Aaa/AAA                        1,163,750
               Avondale Municipal Facilities Lease Revenue Bonds,
  1,000,000              5.000%, 7-1-19, FGIC Insured                                Aaa/AAA                          912,500
               Bullhead City Municipal Property Corp.Lease
                    Revenue Bonds,
    400,000              5.200%, 7-1-09, MBIA Insured                                Aaa/AAA                          405,000
               Cave Creek Certificates of Participation Lease
                    Revenue Bonds,
    365,000              5.750%, 7-1-19                                              NR/BBB-                          334,431
               Lake Havasu City Certificates of Participation Lease
                    Revenue Bonds,
    500,000              7.000%, 6-1-05, FGIC Insured                                Aaa/AAA                          516,250
               Maricopa Co. Certificates of Participation Lease
                    Revenue Bonds,
  1,000,000              6.000%, 6-1-04                                              A1/BBB+                        1,028,750
               Navajo Co. Municipal Property Corp. Lease
                    Revenue Bonds,
  1,000,000              6.250%, 7-1-20, ACA Insured                                 NR/A                           1,000,000
               Oro Valley Municipal Property Corp. Lease
                    Revenue Bonds,
  1,000,000              5.200%, 7-1-10, MBIA Insured                                Aaa/AAA                        1,013,750
  1,050,000              5.550%, 7-1-17, MBIA Insured                                Aaa/AAA                        1,046,063
  1,835,000              5.375%, 7-1-26, MBIA Insured                                Aaa/AAA                        1,729,488
               Phoenix Civic Plaza Building Revenue Bonds,
  1,500,000              6.000%, 7-1-14                                              Aa2/AA+                        1,552,500
               Pinal Co. Certificates of Participation Lease
                    Revenue Bonds,
  1,145,000              6.250%, 6-1-04 (pre-refunded)                               NR/AA                          1,177,919
               Scottsdale Municipal Property Corp Lease
                    Revenue Bonds,
  2,200,000              6.250%, 11-1-10, FGIC Insured                               Aaa/AAA                        2,274,250
  2,620,000              6.250%, 11-1-14, FGIC Insured                               Aaa/AAA                        2,669,125
               Sierra Vista Municipal Property Corp Lease
                    Revenue Bonds,




$ 1,265,000              5.000%, 1-1-18, AMBAC Insured                               Aaa/AAA                    $   1,163,800
               Surprise Municipal Property Corp Lease
                    Revenue Bonds,
  2,500,000              5.700%, 7-1-20, AMBAC Insured                               NR/AAA                         2,496,875
               Tucson Certificate of Participation Lease
                    Revenue Bonds,
  1,000,000              6.375%, 7-1-09, (pre-refunded)                              Baa1/AA                        1,060,000
               Tucson Business Development Finance Corp.
  1,585,000              6.250%, 7-1-12, FGIC Insured                                Aaa/AAA                        1,662,269
               University of Arizona Certificates of Participation
                    Lease Revenue Bonds,
  1,000,000              5.650%, 9-1-09, FSA Insured                                 Aaa/AAA                        1,035,000
                    Total Lease Revenue Bonds                                                                      28,752,745

               MORTGAGE REVENUE BONDS (6.0%)
               Maricopa Co. Industrial Development Authority
                    Multi Family Mortgage Revenue Bonds
                    (Advantage Point Project),
  1,000,000              6.500%, 7-1-16                                              NR/AAA                         1,083,750
               Maricopa Co. Industrial Development Authority
                    Multi Family Mortgage Revenue Bonds
                    (National Health Project),
  1,300,000              5.500%, 1-1-18, FSA Insured                                 Aaa/AAA                        1,254,500
               Maricopa Co. Industrial Development Authority
                    Multi Family Mortgage Revenue Bonds (Pines at
                    Camelback Project),
    450,000              5.400%, 5-1-18                                              NR/AA                            426,937
               Maricopa Co. Industrial Development Authority
                    Single Family Mortgage Revenue,
  1,420,000              6.625%, 7-1-21                                              Aaa/NR                         1,459,050
               Mohave Co. Industrial Development Authority
                    (Chris Ridge Village),
  1,040,000              6.250%, 11-1-16                                             NR/AAA                         1,060,800
               Peoria Industrial Development Authority
                    (Casa Del Rio),




$ 2,500,000              7.300%, 2-20-28                                             NR/AAA                     $   2,659,375
               Phoenix Industrial Development Authority Single
                    Family Mortgage Revenue,
  1,080,000              6.300%, 12-1-12, AMT                                        NR/AAA                         1,111,050
    750,000              5.875%, 12-1-16,                                            NR/AAA                           754,688
  2,000,000              5.300%, 4-1-20, AMT                                         NR/AAA                         1,830,000
    985,000              5.350%, 6-1-20, AMT                                         NR/AAA                           914,819
               Pima Co. Industrial Development Authority Single
                    Family Mortgage Revenue,
    145,000              7.625%, 2-1-12                                              A2/NR                            148,625
    720,000              6.500%, 2-1-17                                              A/NR                             738,900
  1,140,000              6.750%, 11-1-27, AMT                                        NR/AAA                         1,174,200
  1,625,000              6.250%, 11-1-29, AMT                                        NR/AAA                         1,653,437
               Scottsdale Industrial Development Authority
                    (Westminster Village),
  1,185,000              7.700%, 6-1-06                                              NR/NR*                         1,222,031
               Tempe Industrial Development Authority
                    (Friendship Village),
  1,500,000              6.500%, 12-1-08                                             NR/NR*                         1,440,000
               Yuma Industrial Development Authority
                    Multi Family Mortgage Revenue Bonds
                    (Alexandrite Sands),
  3,000,000              6.100%, 9-20-34                                             NR/AAA                         3,018,750
                    Total Mortgage Revenue Bonds                                                                   21,950,912

               POLLUTION CONTROL REVENUE BONDS (6.6%)
               Casa Grande Industrial Development Authority
                    (Frito Lay) Revenue Bonds,
    250,000              6.650%, 12-1-14                                             A1/lNR                           264,062
               Coconino Co. Pollution Control (Nevada Power)
                    Revenue Bonds,
  5,500,000              5.350%, 10-1-22                                             NR/BBB                         4,675,000
               Gilbert Industrial Development Authority
                    Wastewater Reclamation Facility Revenue Bonds,




$   600,000              10.000%, 10-1-10, (pre-refunded)                            NR/NR*                     $     613,554
    775,000              6.875%, 4-1-14, (pre-refunded)                              NR/NR*                           779,433
    225,000              6.875%, 4-1-14                                              NR/NR*                           225,563
               Greenlee Co. Pollution Control (Phelps Dodge)
                    Revenue Bonds,
  9,500,000              5.450%, 6-1-09                                              A2/BBB                         9,333,750
               Mohave Co. Industrial Development Authority
                    (North Star Steel) Revenue Bonds,
  4,150,000              5.500%, 12-1-20, AMT                                        NR/A+                          3,823,187
               Navajo Co. Pollution Control Revenue Bonds
                    (Arizona Public Service),
  3,000,000              5.875%, 8-15-28, MBIA Insured                               Aaa/AAA                        3,007,500
  1,250,000              5.875%, 8-15-28, MBIA Insured                               Aaa/AAA                        1,253,125
                    Total Pollution Control Revenue Bonds                                                          23,975,174

               UNIVERSITY REVENUE BONDS (11.0%)
               Arizona Board of Regents-Arizona State
                    University System Revenue Bonds,
  6,850,000              5.750%, 7-1-12                                              A1/AA                          6,952,750
  7,000,000              6.125%, 7-1-15                                              A1/AA                          7,206,080
  1,400,000              5.500%, 7-1-19                                              A1/AA                          1,365,000
    735,000              5.850%, 7-1-18, MBIA Insured                                Aaa/AAA                          746,944
               Arizona Board of Regents-Northern Arizona
                    University System Revenue Bonds,
  3,000,000              5.800%, 6-1-08 AMBAC Insured                                Aaa/AAA                        3,097,500
  3,000,000              5.200%, 6-1-13, FGIC Insured                                Aaa/AAA                        2,977,500
               Arizona Board of Regents-University of Arizona
                    System Revenue Bonds,
  2,750,000              6.250%, 6-1-11                                              A1/AA                          2,863,438
    750,000              5.800%, 6-1-24, FGIC Insured                                Aaa/AAA                          750,938
               Arizona Educational Loan Mktg. Corp.,
  1,000,000              6.000%, 9-1-01, AMT                                         Aa/NR                          1,012,500
    450,000              7.000%, 3-1-05, AMT                                         Aa2/NR                           463,500
    500,000              6.625%, 9-1-05, AMT                                         Aa2/NR                           515,625
  1,720,000              5.700%, 12-1-08, AMT                                        Aa2/NR                         1,720,000
               Arizona Student Loan Revenue




$   500,000              6.600%, 5-1-10, AMT                                         Aa/NR                      $     517,500
  1,000,000              5.875%, 5-1-18, AMT                                         Aaa/NR                         1,002,500
  1,000,000              5.900%, 5-1-19, AMT                                         Aaa/NR                         1,001,250
  1,000,000              6.150%, 5-1-29, AMT                                         A2/NR                            998,750
               Glendale Industrial Development Authority
                    (American Graduate School),
  2,100,000              5.625%, 7-1-20, AMBAC Insured                               NR/AAA                         2,063,250
               Glendale Industrial Development Authority
                    (Midwestern University)
  2,250,000              5.375%, 5-15-28                                             NR/BBB+                        1,994,062
               Pinal Co. Community College District
                    Revenue Bonds,
  1,055,000              5.100%, 7-1-14, AMBAC Insured                               Aaa/NR                         1,028,625
               Yavapai Co. Community College District
                    Revenue Bonds,
  1,070,000              5.400%, 7-1-10, FGIC Insured                                Aaa/AAA                        1,087,387
    500,000              6.000%, 7-1-12                                              NR/BBB+                          506,875
                    Total University Revenue Bonds                                                                 39,871,974

               UTILITY REVENUE BONDS (16.5%)
               Arizona Power Authority (Hoover Dam Project)
                    Revenue Bonds,
  2,720,000              5.300%, 10-1-06, MBIA Insured                               Aaa/AAA                        2,774,400
  8,500,000              5.375%, 10-1-13, MBIA Insured++                             Aaa/AAA                        8,531,875
  2,425,000              5.250%, 10-1-17, MBIA Insured                               Aaa/AAA                        2,337,094
               Arizona Wastewater Management Authority
                    Revenue Bonds,
  1,700,000              6.800%, 7-1-11, (pre-refunded)                              Aa1/AA+                        1,802,000
  1,940,000              5.600%, 7-1-12, AMBAC Insured.                              Aaa/AAA                        1,995,775
  1,240,000              5.625%, 7-1-15, AMBAC Insured.                              Aaa/AAA                        1,311,300
               Arizona Water Infrastructure Finance Authority
                    Revenue Bonds,
  1,465,000              5.750%, 10-1-11                                             Aa2/NR                         1,541,913
    500,000              5.000%, 7-1-17, MBIA Insured                                Aaa/AAA                          463,750
  2,000,000              5.500%, 10-1-17                                             Aa2/NR                         1,990,000
               Central Arizona Water Conservation District
                    Revenue Bonds,




$ 1,500,000              5.500%, 11-1-09                                             A1/AA-                     $   1,548,750
  1,000,000              5.500%, 11-1-10                                             A1/AA-                         1,031,250
  1,000,000              7.125%, 11-1-11, (pre-refunded)                             NR/AA-                         1,028,460
               Mohave Co. Industrial Development Authority
                    (Citizens Utility),
  1,700,000              4.750%, 8-1-20                                              NR/A+                          1,619,250
  3,000,000              7.050%, 8-1-20                                              NR/A+                          3,065,130
               Pima Co. Industrial Development Authority (Tucson
                    Electric), Revenue Bonds,
  2,320,000              7.250%, 7-15-10, FSA Insured                                Aaa/AAA                        2,470,800
               Salt River Project Agricultural Improvement and
                    Power Revenue Bonds
  2,000,000              5.500%, 1-1-10                                              Aa2/AA                         2,067,500
  4,485,000              6.200%, 1-1-12                                              Aa2/AA                         4,658,794
    650,000              6.000%, 1-1-13                                              Aa2/AA                           665,437
  2,155,000              6.000%, 1-1-16                                              Aa2/AA                         2,192,713
  9,500,000              6.250%, 1-1-19                                              Aa2/AA                         9,701,876
  5,780,000              6.250%, 1-1-27                                              Aa2/AA                         5,873,925
               Santa Cruz Industrial Development Authority
                    (Citizens Utility),
  1,220,000              7.150%, 2-1-23, AMT                                         NR/A+                          1,229,406
                    Total Utility Revenue Bonds                                                                    59,901,398
                    Total Arizona Revenue Bonds                                                                   247,367,048

               ZERO COUPON BONDS (1.6%)
               Maricopa Co. Industrial Development Authority
                    Single Family Mortgage Revenue Bonds,
  2,035,000              0.000%, 12-31-14                                            Aaa/AAA                          890,312
  2,000,000              0.000%, 2-1-16                                              Aaa/AAA                          810,000
  2,695,000              0.000%, 12-31-16                                            Aaa/AAA                        1,057,787
               Phoenix Industrial Development Authority Single
                    Family Mortgage Revenue,
  1,500,000              0.000%, 12-1-14                                             Aaa/AAA                          660,000
               Sedona Wastewater Municipal Property Corp.
                    Revenue Bonds,
  2,210,000              0.000%, 7-1-24, MBIA Insured                                NR/AAA                           535,925
               Tucson & Pima Co. Single Family Mortgage
                    Revenue Bonds



$ 4,095,000              0.000%, 12-1-14                                             Aaa/AAA                    $   1,812,037
                    Total Zero Coupon Bonds                                                                         5,766,061

               U.S TERRITORIAL BONDS (0.9%)
               Guam Housing Development Corp. Single Family
                    Mortgage Revenue Bonds,
  1,000,000              5.350%, 9-1-18, AMT                                         NR/AAA                           937,500
               Puerto Rico General Obligation Bonds,
  1,000,000              6.250%, 7-1-10                                              Baa1/A                         1,038,750
  1,035,000              6.450%, 7-1-17 (pre-refunded)                               Aaa/AAA                        1,122,975
                    Total U.S. Territorial Bonds                                                                    3,099,225

               Total Investments (cost $353,812,703)**       99.0%                                                359,297,819
               Other assets in excess of liabilities          1.0                                                   3,513,735
               Net Assets                                   100.0%                                              $ 362,811,554


                    *    Any security not rated has been determined by the
                         Investment Sub-Adviser to have sufficient quality to be
                         ranked in the top four credit ratings if a credit
                         rating was to be assigned by a rating service.
                    +    When-issued security.
                    ++   This security is pledged as collateral for the Trust's
                         when-issued commitments.
                    **   Cost for Federal tax purposes is identical.

                             PORTFOLIO ABBREVIATIONS:

                    ACA    - ACA Financial Guaranty Corp.
                    AMBAC  - American Municipal Bond Assurance Corp.
                    FGIC   - Financial Guaranty Insurance Co.
                    FSA    - Financial Security Assurance Co.
                    MBIA   - Municipal Bond Investors Assurance Corp.

                 See accompanying notes to financial statements.

                           TAX-FREE TRUST OF ARIZONA
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000

ASSETS
        Investments at value (cost $353,812,703)                                                             $359,297,819
        Interest receivable                                                                                     8,096,097
        Receivable for investment securities sold                                                               2,231,066
        Receivable for Trust shares sold                                                                          388,496
        Other assets                                                                                                2,716
        Total assets                                                                                          370,016,194

LIABILITIES
        Payable for investment securities purchased                                                             5,759,749
        Payable for Trust shares redeemed                                                                         696,314
        Dividends payable                                                                                         348,637
        Distribution fees payable                                                                                 139,579
        Management fee payable                                                                                    118,573
        Accrued expenses                                                                                           87,609
        Cash overdraft                                                                                             54,179
        Total liabilities                                                                                       7,204,640

NET ASSETS                                                                                                   $362,811,554

        Net Assets consist of:
        Capital Stock - Authorized an unlimited number of shares, par value $.01 per share                   $    356,629
        Additional paid-in capital                                                                            361,891,046
        Net unrealized appreciation on investments                                                              5,485,116
        Accumulated net realized loss on investments                                                           (4,572,600)
        Distributions in excess of net investment income                                                         (348,637)
                                                                                                             $362,811,554

CLASS A
        Net Assets                                                                                           $358,153,851
        Capital shares outstanding                                                                             35,205,520
        Net asset value and redemption price per share                                                       $      10.17
        Offering price per share (100/96 of $10.17 adjusted to nearest cent)                                 $      10.59

CLASS C
        Net Assets                                                                                           $  2,919,720
        Capital shares outstanding                                                                                286,939
        Net asset value and offering price per share                                                         $      10.18
        Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
          if redeemed during the first 12 months after purchase)                                             $      10.18*

CLASS Y
        Net Assets                                                                                           $  1,737,983
        Capital shares outstanding                                                                                170,404
        Net asset value, offering and redemption price per share                                             $      10.20


                See accompanying notes to financial statements.

                           TAX-FREE TRUST OF ARIZONA
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
        Interest income                                                                         $  21,136,926

Expenses:
        Management fee (note 3)                                                 $ 1,495,669
        Distribution and service fees (note 3)                                      574,600
        Transfer and shareholder servicing agent fees                               203,204
        Trustees' fees and expenses (note 8)                                         79,035
        Shareholder's meeting, reports and proxy statements                          64,854
        Legal fees                                                                   45,434
        Custodian fees                                                               39,628
        Registration fees and dues                                                   31,533
        Audit and accounting fees                                                    27,000
        Insurance                                                                    15,232
        Miscellaneous                                                                41,897
                                                                                  2,618,086

        Expenses paid indirectly (note 7)                                           (37,611)
              Net expenses                                                                          2,580,475
              Net investment income                                                                18,556,451

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
        Net realized loss from securities transactions                           (4,572,600)
        Change in unrealized appreciation on investments                         (6,253,235)

        Net realized and unrealized loss on investments                                           (10,825,835)
        Net increase in net assets resulting from operations                                    $   7,730,616


See accompanying notes to financial statements.

                           TAX-FREE TRUST OF ARIZONA
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED JUNE 30,
                                                                                     2000                 1999
OPERATIONS:
        Net investment income                                                   $  18,556,451         $  18,742,956
        Net realized gain (loss) from securities transactions                      (4,572,600)            1,824,861
        Change in unrealized appreciation on investments                           (6,253,235)          (11,997,799)
              Change in net assets resulting from operations                        7,730,616             8,570,018

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
        Class A Shares:
        Net investment income                                                     (18,647,193)          (18,969,170)
        Net realized gain on investments                                           (1,507,740)           (2,903,122)

        Class C Shares:
        Net investment income                                                         (82,729)              (45,516)
        Net realized gain on investments                                               (7,399)               (8,159)

        Class Y Shares:
        Net investment income                                                        (106,050)              (50,079)
        Net realized gain on investments                                               (8,384)               (1,607)
              Change in net assets from distributions                             (20,359,495)          (21,977,653)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
        Proceeds from shares sold                                                  37,513,857            49,036,624
        Reinvested dividends and distributions                                     11,333,881            12,496,044
        Cost of shares redeemed                                                   (68,785,609)          (47,486,728)
              Change in net assets from capital share transactions                (19,937,871)           14,045,940

              Change in net assets                                                (32,566,750)              638,305

NET ASSETS:
        Beginning of period                                                       395,378,304           394,739,999

        End of period                                                           $ 362,811,554         $ 395,378,304


See accompanying notes to financial statements.

                           TAX-FREE TRUST OF ARIZONA
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Trust of Arizona (the "Trust"), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997 the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2000, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Trust's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, maintains the Trust's accounting books and records, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Trust's net assets.


     For the year ended June 30, 2000, the Trust incurred fees for advisory and administrative services of $1,495,669.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.



b) DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. ("the Distributor") including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended June 30, 2000, service fees on Class A Shares amounted to $554,839, of which the Distributor received $23,661.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended June 30, 2000 amounted to $14,821 In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended June 30, 2000, amounted to $4,940. The total of these payments with respect to Class C Shares amounted to $19,761, of which the Distributor received $13,630.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Arizona, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2000, total commissions on sales of Class A Shares amounted to $721,539, of which the Distributor received $137,591.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2000,  purchases of securities  and proceeds
from  the  sales  of  securities   aggregated   $79,202,627   and   $100,998,453
respectively.

     At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $9,227,095 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $3,741,979 for a net unrealized appreciation of $5,485,116.


     At June 30, 2000, the Trust has a capital loss carryover of $2,303,749 which expires on June 30, 2008. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers' ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing incom e which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At June 30, 2000, the Trust had 0.9% of its net assets invested in three such municipal issues.

6. DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7. EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.


8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were seven Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $8,200 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 2000, such reimbursements averaged approximately $4,500 per Trustee.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                 YEAR ENDED                               YEAR ENDED
                                               JUNE 30, 2000                            JUNE 30, 1999
                                         SHARES             AMOUNT                SHARES             AMOUNT
CLASS A SHARES:
    Proceeds from shares sold           3,470,893       $  35,429,737            4,164,887       $  45,185,020
    Reinvested distributions            1,096,738          11,163,766            1,146,007          12,417,382
    Cost of shares redeemed            (6,632,707)        (67,523,007)          (4,303,789)        (46,633,346)
          Net change                   (2,065,076)        (20,929,504)           1,007,105          10,969,056

CLASS C SHARES:
    Proceeds from shares sold             184,421           1,885,934              107,822           1,169,532
    Reinvested distributions                6,256              63,628                2,590              28,041
    Cost of shares redeemed               (31,387)           (317,549)             (55,973)           (597,882)
          Net change                      159,290           1,632,013               54,439             599,691

CLASS Y SHARES:
    Proceeds from shares sold              19,213             198,186              246,354           2,682,072
    Reinvested distributions               10,423             106,487                4,703              50,621
    Cost of shares redeemed               (91,773)           (945,053)             (23,725)           (255,500)
          Net change                      (62,137)           (640,380)             227,332           2,477,193
Total transactions in Trust
    shares                             (1,967,923)      $ (19,937,871)           1,288,876       $  14,045,940


                           TAX-FREE TRUST OF ARIZONA
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                                                              YEAR ENDED JUNE 30,
                                                             2000        1999        1998        1997        1996
Net Asset Value, Beginning of Period                        $10.51      $10.86      $10.58      $10.38      $10.37

Income from Investment Operations:
    Net investment income                                     0.51        0.51        0.52        0.53        0.55
    Net gain (loss) on securities (both realized and
      unrealized)                                           (0.30)      (0.26)        0.29        0.22        0.01

    Total from Investment Operations                          0.21        0.25        0.81        0.75        0.56

Less Distributions (note 6):
    Dividends from net investment income                    (0.51)      (0.52)      (0.53)      (0.55)      (0.55)
    Distributions from capital gains                        (0.04)      (0.08)        -           -           -

    Total Distributions                                     (0.55)      (0.60)      (0.53)      (0.55)      (0.55)

Net Asset Value, End of Period                              $10.17      $10.51      $10.86      $10.58      $10.38

Total Return (not reflecting sales charge)(%)                 2.19        2.23        7.83        7.36        5.49

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                358,154     391,586     393,887     391,737     389,083
    Ratio of Expenses to Average Net Assets (%)               0.70        0.71        0.73        0.73        0.73
    Ratio of Net Investment Income to Average Net
      Assets (%)                                              4.96        4.66        4.81        5.02        5.30
    Portfolio Turnover Rate (%)                              21.35       16.66       19.68       19.98       27.37

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)               0.69        0.70        0.72        0.72        0.72


TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS C                                      CLASS Y
                                                                          PERIOD                                       PERIOD
                                                YEAR ENDED JUNE 30,        ENDED             YEAR ENDED JUNE 30,        ENDED
                                           2000    1999    1998    1997  6/30/96(1)     2000    1999    1998    1997  6/30/96(1)
Net Asset Value, Beginning of Period      $10.52  $10.88  $10.60  $10.38   $10.45      $10.53  $10.89  $10.59  $10.38   $10.45

Income from Investment Operations.
    Net investment income                   0.41    0.42    0.43    0.44     0.13        0.52    0.51    0.58    0.70     0.15
    Net gain (loss) on securities
        (both realized and unrealized)    (0.28)  (0.28)    0.29    0.23   (0.07)      (0.28)  (0.26)    0.31    0.21   (0.07)

    Total from Investment Operations        0.13    0.14    0.72    0.67     0.06        0.24    0.25    0.89    0.91     0.08

Less Distributions (note 6):
    Dividends from net investment income  (0.43)  (0.42)  (0.44)  (0.45)   (0.13)      (0.53)  (0.53)  (0.59)  (0.70)   (0.15)
    Distributions from capital gains      (0.04)  (0.08)     -       -        -        (0.04)  (0.08)     -       -        -

    Total Distributions                   (0.47)  (0.50)  (0.44)  (0.45)   (0.13)      (0.57)  (0.61)  (0.59)  (0.70)   (0.15)

Net Asset Value, End of Period            $10.18  $10.52  $10.88  $10.60   $10.38      $10.20  $10.53  $10.89  $10.59   $10.38

Total Return (not reflecting sales
    charge) (%)                             1.33    1.26    6.90    6.64    0.57+        2.45    2.28    8.63    9.10    0.76+

Ratios/Supplemental Data
    Net Assets, End of Period
        ($ thousands)                      2,920   1,343     797     200        6       1,738   2,450      57     0.1      0.1
    Ratio of Expenses to Average Net
        Assets (%)                          1.54    1.56    1.57    1.58    0.40+        0.55    0.56    0.58    0.58    0.15+
    Ratio of Net Investment Income to
        Average Net Assets (%)              4.09    3.79    3.89    4.17    1.17+        5.10    4.87    4.96    5.17    1.42+
    Portfolio Turnover Rate (%)            21.35   16.66   19.68   19.98    27.37       21.35   16.66   19.68   19.98    27.37

The expense ratios after giving effect to the expense offset for uninvested cash balnaces were:

    Ratio of Expenses to Average Net
        Assets (%)                          1.53    1.55    1.56    1.57    0.40+        0.54    0.55    0.57    0.57    0.15+


(1) For the period April 1, 1996 (commencement of operations) through June 30, 1996.
 +  Not annualized.


See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2000, $18,518,577 of dividends paid by Tax-Free Trust of Arizona, constituting 91.11% of total dividends paid during fiscal 2000, were exempt-interest dividends; $1,523,280 of dividends paid, constituting 7.49% of total dividends paid during fiscal 2000, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.